UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                FEBRUARY 24, 2006
             ------------------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                             KEARNY FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

        United States                  0-51093            22-3803741
 ----------------------------      ---------------      --------------
 (State or other jurisdiction      (SEC Commission      (IRS Employer
     of incorporation)                File No.)         Identification
                                                        Number)

120 Passaic Avenue, Fairfield, New Jersey                   07004
-----------------------------------------                ------------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (973)244-4500
                                                    -------------

                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/__/ Written communications pursuant to Rule 425 under the Securities Act
/__/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
/__/ Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
/__/ Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                             KEARNY FINANCIAL CORP.


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


ITEM 8.01 OTHER EVENTS
          ------------

     On February 24, 2006, the Registrant issued a press release to report a restructuring of its securities portfolio. A copy of the press release is furnished with this Form 8-K as an exhibit.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     (d) Exhibits:

          99 Press Release dated February 24, 2006

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             KEARNY FINANCIAL CORP.


Date: February 24, 2006                      By: /s/ Craig L. Montanaro
                                                 -------------------------
                                                 Craig L. Montanaro
                                                 Senior Vice President and
                                                 Director  of Strategic Planning